                                                                EXHIBIT 10.1(d)


                             FOURTH AMENDMENT DATED
                             AS OF NOVEMBER 1, 1995
                         TO SECOND AMENDED AND RESTATED
                 CREDIT AGREEMENT DATED AS OF JANUARY 29, 1993


     THIS FOURTH AMENDMENT, dated as of November 1, 1995, is entered into by and among IDEX CORPORATION, a Delaware corporation (the "Borrower"), the banking institutions (the "Banks") signatory to the hereinafter defined Credit Agreement and BANK OF AMERICA ILLINOIS (f/k/a CONTINENTAL BANK N.A.)("Bank of America"), individually and as agent for the Banks (in such capacity, the "Agent").


                                   RECITALS:

     A. The Borrower, the Banks and the Agent have entered into that certain Second Amended and Restated Credit Agreement dated as of January 29, 1993, as amended by that certain First Amendment dated as of May 23, 1994 to Second Amended and Restated Credit Agreement, that certain Second Amendment dated as of October 24, 1994 to Second Amended and Restated Credit Agreement, and that certain Third Amendment dated as of February 28, 1995 to Second Amended and Restated Credit Agreement (as amended, supplemented, restated or otherwise modified and in effect from time to time, the "Credit Agreement").

     B. Pursuant to that certain Asset Purchase Agreement (the "Asset Purchase Agreement") dated as of April 26, 1995 among Micropump Corporation, a California corporation ("Seller"), the Borrower and Wayne Ross, the Borrower purchased all right, title and interest of Seller in and to all of the assets of Seller, subject to the terms and conditions therein.

     C. Pursuant to that certain Assignment and Assumption Agreement dated as of April 28, 1995 between the Borrower and MC Acquisition Corp., a Delaware corporation ("Acquisition Corp."), the Borrower granted, bargained, sold, conveyed, transferred, assigned, set over and delivered to Acquisition Corp. all of the Borrower's rights, title and interest in and to, the Asset Purchase Agreement (subject to the limitations set forth therein).

     D. Acquisition Corp. subsequently changed its name to "Micropump, Inc," ("Micropump").

     E. Pursuant to Section 7.2.10(d) of the Credit Agreement by and among the Borrower, the Banks and the Agent, the Borrower is required to deliver to the Agent (i) guarantees executed by Micropump in favor of the Agent for the benefit of the Banks, (ii) stock certificates evidencing all issued and outstanding shares of stock of Micropump along with stock powers therefor executed in blank and (iii) an intercompany note, endorsed in blank by the Borrower, executed by Micropump in favor of the Borrower, evidencing any loan from the Borrower to Micropump, the proceeds of which were applied to the costs and expenses of the acquisition of the assets of Seller.

     F. The Borrower, the Banks and the Agent wish to amend or waive certain provisions of the Credit Agreement.

     G. Therefore, in consideration of the premises herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:


     1. DEFINITIONS. Terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement.


     2.    AMENDMENTS AND WAIVERS TO THE CREDIT AGREEMENT.

           2.1 Section 1.2(b) of the Credit Agreement.   Section 1.2(b) of the
Credit Agreement is hereby amended by deleting the reference to "December 31, 1995 - $15,000,000" in its entirety.

           2.2 Section 10.1 of the Credit Agreement.

               (a) The definition of "Acquired Subsidiaries" is hereby amended to include Micropump and all references in the Credit Agreement to Acquired Subsidiaries shall include a reference to Micropump; provided, however, in Section 6.4 of the Credit Agreement, "Acquired Subsidiaries" shall not include Micropump when making representations with respect to the financial statements described in clauses (a)(i) and (a)(ii) and in subsection (b) of such Section 6.4.

               (b) The definition of "Guaranty Agreement" shall include the Guaranty Agreement made by Micropump in favor of the Agent dated as of November 1, 1995 (which agreements shall each be substantially in the form of the Guaranty Agreement attached as Exhibit A hereto) as each such agreement may be amended, supplemented, restated or otherwise modified from time to time.

           2.3 Exhibit A to the Credit Agreement. Exhibit A to the Credit Agreement is hereby amended by deleting it in its entirety and inserting in lieu thereof a new Exhibit A, which is attached hereto as Annex I.

           2.4 Exhibit I to the Credit Agreement. Item 3 of Exhibit I to the Credit Agreement is hereby amended by adding the following at the end of the chart:

     Micropump, Inc.                 Delaware                       100%


     3. WARRANTIES. To induce the Agent and the Banks to enter into this Fourth Amendment, the Borrower warrants that:

          3.1. Authorization. The Borrower is duly authorized to execute and deliver this Fourth Amendment and to pledge the Micropump Shares and the Micropump Intercompany Note (as each is hereinafter defined) and is and will continue to be duly authorized to borrow monies under the Credit Agreement, as amended hereby, and to perform its obligations under the Credit Agreement, as amended hereby.

          3.2. No Conflicts. The execution and delivery of this Fourth Amendment and the performance by the Borrower of its obligations under the Credit Agreement, as amended hereby, do not and will not conflict with any provision of law or of the charter or by-laws of the Borrower or any Subsidiary or of any agreement binding upon the Borrower or any Subsidiary.

          3.3. Validity and Binding Effect. The Credit Agreement, as amended hereby, is a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights or by general principles of equity limiting the availability of equitable remedies.


     4. CONDITIONS PRECEDENT TO AMENDMENTS.  The amendments contemplated by
Section 2 hereof are subject to the satisfaction of each of the following conditions precedent:

           4.1. Documentation. The Borrower shall have delivered to the Agent all of the following, each duly executed and dated the date hereof, in form and substance satisfactory to the Agent:

                (a) Borrower Resolutions. Copies for each Bank duly certified by the secretary or an assistant secretary of the Borrower, of (i) resolutions of the Borrower's Board of Directors authorizing (A) the execution and delivery of this Fourth Amendment and related documents,
      (B) the pledge of the Micropump Shares and the Micropump Intercompany Note and (C) the borrowings under the Credit Agreement, as amended hereby, (ii) all documents evidencing other necessary corporate action, and (iii) all approvals or consents, if any, with respect to this Fourth Amendment.

                (b) Incumbency Certificate. Certificates for each Bank of the secretary or an assistant secretary of the Borrower certifying the names of the Borrower's officers authorized to sign this Fourth Amendment and all other documents or certificates to be delivered hereunder, together with the true signatures of such officers.

                (c) Opinion. An opinion of Latham & Watkins, special counsel to the Borrower, addressed to the Agent and the Banks, reasonably acceptable to the Agent and in substantially the form of Exhibit B hereto.

                (d) Certificate. A certificate of an Authorized Officer of the Borrower as to the matters set out in Sections 4.2 and 4.3 hereof.

                (e) Other. Such other documents as the Agent may reasonably request.

          4.2. No Default. As of the date hereof, no Default shall have occurred and be continuing.

          4.3. Warranties. As of the date hereof, the warranties in Article VI of the Credit Agreement and in Section 3 of this Fourth Amendment shall be true and correct as though made on such date, except for such changes as are specifically permitted under the Credit Agreement.

          4.4 Micropump Intercompany Note. The Borrower agrees that Micropump will issue a subsidiary note, such note to be substantially in the form of Exhibit C hereto (the "Micropump Intercompany Note") evidencing the loan made by the Borrower to Micropump to consummate the purchase of all of the assets of Seller pursuant to the Asset Purchase Agreement (subject to the limitations set forth therein).

          4.5 Pledge of Shares and Intercompany Note. Concurrently with the delivery of this Fourth Amendment, the Borrower will pledge to the Agent (i) all of the outstanding shares of Micropump (the "Micropump Shares") held by the Borrower and (ii) the Micropump Intercompany Note. The Micropump Shares shall be "Pledged Subsidiary Shares" under the Senior Pledge Agreement, the Micropump Intercompany Note shall be a "Pledged Subsidiary Note" under the Senior Pledge Agreement, and the Micropump Shares and the Micropump Intercompany Note shall each be "Pledged Property" under the Senior Pledge Agreement.


     5. GENERAL.

          5.1. Expenses. The Borrower agrees to pay the Agent, upon demand, for all reasonable expenses, including reasonable attorneys' and legal assistants' fees incurred by the Agent in connection with the preparation, negotiation and execution of this Fourth Amendment and any document required to be furnished therewith and the pledge and delivery of the Micropump Shares and the Micropump Intercompany Note.

          5.2. Governing Law. This Fourth Amendment shall be deemed to be a contract made under and governed by the internal laws of the State of Illinois. For purposes of any action or proceeding involving this Fourth Amendment, the Borrower hereby expressly submits to the jurisdiction of all federal and state courts located in the State of Illinois and consents that it may be served with any process or paper by registered mail or by personal service within or without the State of Illinois, provided a reasonable time for appearance is allowed.

          5.3. Successors. This Fourth Amendment shall be binding upon the Borrower, the Agent and the Banks and their respective successors and assigns, and shall inure to the benefit of the Borrower, the Agent and the Banks and their successors and assigns.

          5.4. Documents Remain in Effect. Except as amended and modified by this Fourth Amendment, the Credit Agreement and the other Instruments executed pursuant to the Credit Agreement remain in full force and effect and the Borrower hereby ratifies, adopts and confirms its representations, warranties, agreements and covenants contained in, and obligations and liabilities under, the Credit Agreement and the other Instruments executed pursuant to the Credit Agreement.

          5.5. References to the Credit Agreement. Upon the effectiveness of this Fourth Amendment, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," or words of like import, and each reference to the Credit Agreement in any and all instruments or documents provided for in the Credit Agreement or delivered or to be delivered thereunder or in connection therewith, shall, except where the context otherwise requires, be deemed a reference to the Credit Agreement, as amended hereby.

          5.6. Effective Date. This Fourth Amendment shall become effective as of the date first written above upon the execution and delivery of counterparts of this Fourth Amendment by each of the Banks, the Guarantors and the Borrower.

          5.7. Counterparts. This Fourth Amendment may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be executed and delivered at Chicago, Illinois by their respective officers thereunto duly authorized as of the date first written above.

                                     IDEX CORPORATION,
                                     a Delaware corporation

                                     By: Wayne P. Sayatovic
                                         --------------------------------------
                                     Name:   Wayne P. Sayatovic
                                     Title:  Senior Vice President - Finance

PERCENTAGE OF
TOTAL COMMITMENT
----------------
22.5%                                BANK OF AMERICA ILLINOIS
                                     (f/k/a CONTINENTAL BANK N.A.),
                                     as a Bank and as Agent


                                     By:    David L. Graham
                                          -------------------------------------
                                     Name:  David L. Graham
                                           ------------------------------------
                                     Title: Vice President
                                            -----------------------------------

10.0%                                BANK OF SCOTLAND

                                     By:   Catherine M. Oniffrey
                                         --------------------------------------
                                     Name: Catherine M. Oniffrey
                                           ------------------------------------
                                     Title: Vice President
                                           ------------------------------------

20.0%                                NATIONAL CITY BANK

                                     By:    Frank F. Pagura
                                         --------------------------------------
                                     Name:  Frank F. Pagura
                                           ------------------------------------
                                     Title:Vice President
                                           ------------------------------------

20.0%                                PNC BANK, NATIONAL ASSOCIATION
                                     (f/k/a Pittsburgh National Bank)

                                     By:    Karen C. Brogan
                                         --------------------------------------
                                     Name:  Karen C. Brogan
                                           ------------------------------------
                                     Title: Commercial Banking Officer
                                            -----------------------------------

12.5%                                UNION BANK

                                     By:   Nan Brusati-Dias
                                           -----------------------------------
                                     Name: Nan Brusati - Dias
                                           -----------------------------------
                                    Title: Vice President and District Manager
                                           -----------------------------------

15.0%                                UNITED STATES NATIONAL BANK OF OREGON

                                     By:   Jeffery C. Swift
                                           -----------------------------------
                                     Name: Jeffery C. Swift
                                           -----------------------------------
                                    Title: Vice President
                                           -----------------------------------

                                                                         ANNEX I
                                                         TO THE FOURTH AMENDMENT


                                   EXHIBIT A



                                         Principal Amount of
Subsidiary                                 Intercompany Note
-------------------                      -------------------
Band-It-IDEX, Inc.                               $18,411,086

Vibratech, Inc.                                  $11,506,929

Lubriquip, Inc.                                  $27,599,999

Strippit, Inc.                                   $15,342,572

Viking Pump, Inc.                                $38,356,430

Warren Rupp, Inc.                                $30,685,144

Corken, Inc.                                     $11,000,000

Pulsafeeder, Inc.                                $56,000,000

Hale Products, Inc.                              $70,000,000

Micropump, Inc.                                  $22,000,000






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